UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2007

RACKABLE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1933 Milmont Drive
Milpitas, CA 95035
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 240-8300

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2007, Michael Maulick, a member of the Board of Directors (the “Board”) of Rackable Systems, Inc. (the “Company”), notified the Company that he declined to stand for re-election to the Board at the 2007 Annual Meeting of the Stockholders of the Company. Mr. Maulick notified the Company that he would continue his current service on the Board until the 2007 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rackable Systems, Inc.

Dated: March 26, 2007	By:	/s/ William Garvey
William Garvey
General Counsel and Vice President Corporate Development